UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 23, 2006

Commission File Number 0-16305

INTERNATIONAL ELECTRONICS, INC.

(Exact name of small business issuer as specified in its charter)

MASSACHUSETTS	04-2654231
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

427 Turnpike Street, Canton, Massachusetts 02021

(Address of principal executive offices, including zip code)

(781) 821-5566

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01(a) CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May 22, 2006, International Electronics, Inc. filed an 8-K to report under section 4.01(a) Change in Registrant’s Certifying Accountant. This Current Report on Form 8-K/A is being filed to attach the letter from BDO Seidman, LLP, dated May 19, 2006, which was referred to in, but inadvertently omitted from the Form 8-K filed on May 22, 2006.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit 16.1        Letter of Change from Certifying Accountant

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2006	INTERNATIONAL ELECTRONICS, INC.

	By:	/s/ John Waldstein
John Waldstein
President, Chief Executive Officer,
Chief Financial Officer and Treasurer

INDEX OF EXHIBITS

Exhibit 16.1        Letter of Change from Certifying Accountant